UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 20, 2005

VIASPACE Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Nevada	333-110680	76-0742386
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2400 Lincoln Ave., Altadena, California		91001
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	626-296-6310

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On October 20, 2005, the Board of Directors of the Company adopted the 2005 Stock Incentive Plan (the "Plan") including the 2005 Non-Employee Director Option Program (the "Director Program") and a majority of the shareholders of the Company approved the Plan by written consent, in accordance with the Company's Articles of Incorporation and Bylaws pursuant to State of Nevada law. The Plan provides for the reservation for issuance of 28,000,000 shares of the Company's common stock. The Plan is designed to provide additional incentive to employees, directors and consultants of the Company through the awarding of stock options, stock appreciation rights, restricted stock and other awards as described more fully in the Plan. A copy of the Plan is attached to this Form 8-K as Exhibit 10.1 and is incorporated herein by reference. A copy of the Director Program is also attached to this Form 8-K as Exhibit 10.2 and is incorporated herein by reference.

On October 20, 2005, the Company also approved a compensation program for outside directors that provides for payments for attending Board Meetings, Committee Meetings, and a retainer. A copy of the Compensation Package for Outside Members of the Board of Directors is attached to this Form 8-K as Exhibit 10.3 and is incorporated herein by reference.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On October 20, 2005, Dr. Joel Balbien and Mr. Aaron Levy were elected to the Board of Directors of the Company.

Dr. Balbien, 50, has been Managing Member of Los Angeles-based Smart Technology Ventures III since 2000, a $175 million SBIC venture capital fund focusing on telecommunications, broadband infrastructure, software, and semiconductors. He also serves on the Board of Directors of Sonics, Inc., STM Power, and on the Executive Committee of the Board of Kreido Laboratories. From 1997 to 1999, Dr. Balbien was Chief Financial Officer at Smart Technology Ventures, and served as Assistant Treasurer and Senior Economist at Southern California Gas Company from 1984 to 1991. Dr. Balbien received a Ph.D. in Economics from California Institute of Technology and is a Chartered Financial Analyst.

Mr. Levy, 46, is the founder and CEO of Etech-Ventures, a privately held organizational management consulting firm founded in 1998, specializing in turnaround of pre-IPO and publicly traded high technology firms. Mr. Levy's years of service with Etech-Ventures were from 1998 to the present, however during this period he also took several full time executive roles with publicly and privately held firms. Mr. Levy served as Chairman, CEO or President and Director for three publicly traded companies and has a business background across multiple industries. Mr. Levy was United States President of Luminent, Inc. from 2001 to 2003, a fiber optics components company; Chairman, CEO and President of Dense-Pac Microsystems from 1996 to 1998, a high density memory company; and President and COO of Centennial Technologies, Inc., all of which were formerly NASDAQ listed companies. Mr. Levy is a United States patent holder and the author of Digital Electronic Printing, published 3rd edition by Interquest in 2004. He received a Master of Science in Aerospace Engineering from Northrop University, and a Bachelor of Science in Electrical Engineering from the University of California, Irvine.

Dr. Balbien was also elected as Chairperson of the Audit Committee and the Governance and Nominating Committee and will also serve as a member of the Compensation Committee. Mr. Levy was elected as Chairperson of the Compensation Committee and will also serve as a member of the Audit Committee and the Governance and Nominating Committee.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 9, 2005, a majority of the common stockholders of the Company voted to amend the Company's Articles of Incorporation and increased the number of common stock authorized from seventy million (70,000,000) shares to two hundred million (200,000,000) shares. The authorized number of preferred stock remained at five million (5,000,000) shares. The common stock and preferred stock par value remained at one tenth of a one cent ($0.001).

On June 1, 2005, a majority of the common stockholders of the Company voted to amend the Company's Articles of Incorporation and increase the number of common stock authorized from two hundred million (200,000,000) shares to four hundred million (400,000,000) shares. The authorized number of preferred stock remained at five million (5,000,000) shares. The common stock and preferred stock par value remained at one tenth of a one cent ($0.001).

On June 17, 2005, the Company's name was changed from Global-Wide Publication Ltd. to VIASPACE Inc. after the Agreement and Plan of Merger with ViaSpace Technologies LLC was completed as described in the Company's Form 8-K Report dated June 22, 2005. This change was filed as an amendment to the Company's Articles of Incorporation.

Item 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On October 20, 2005, the Board of Directors of the Company adopted a Code of Ethics for Senior Executives and Senior Financial Officers ("Code of Ethics"). The Code of Ethics was instituted in order to promote ethical conduct related to conflicts of interest, timely and accurate disclosure in financial reports, compliance with government laws and regulations and adherence to the internal controls established by the Company, in addition to other requirements. A copy of the Code of Ethics is attached to this Form 8-K as Exhibit 14.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit No. Description

10.1 VIASPACE Inc. 2005 Stock Incentive Plan
10.2 VIASPACE Inc. 2005 Non-Employee Director Option Plan
10.3 Compensation Package for Outside Members of the Board of Directors of VIASPACE Inc.
14.1 VIASPACE Inc. Code of Ethics for Senior Executive Officers and Senior Financial Officers

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIASPACE Inc.

October 26, 2005	By:	Stephen J. Muzi

Name: Stephen J. Muzi
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	VIASPACE Inc. 2005 Stock Incentive Plan
10.2	VIASPACE Inc. 2005 Non-Employee Director Option Program
10.3	Compensation Package for Outside Members of the Board of Directors of VIASPACE Inc.
14.1	VIASPACE Inc. Code of Ethics for Senior Executive Officers and Senior Financial Officers